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                                                                    Exhibit 32.2



                                  CERTIFICATION
      PURSUANT TO 18 U.S.C SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rand Capital SBIC, L.P. (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the Form10-Q) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated: August 6, 2003


                                                  /s/ ALLEN F. GRUM
                                       -----------------------------------------
                                       Allen F. Grum, President of Rand Capital
                                                     Corporation
                                       (equivalent of chief executive officer of
                                               Rand Capital SBIC, L.P.)

Dated: August 6, 2003


                                               /s/ DANIEL P. PENBERTHY
                                       -----------------------------------------
                                        Daniel P. Penberthy, Treasurer of Rand
                                                Capital Corporation
                                       (equivalent of chief financial officer of
                                             Rand Capital SBIC, L.P.)